MET PRO
CORPORATION

Shareholder's Meeting

June 3, 2009

www.met-pro.com

MET PRO CORPORATION

MPR LISTED NYSE

U.S. SECURITIES AND EXCHANGE COMMISSION
MCMXXXIV

www.met-pro.com

This presentation includes forward-looking statements which
reflect the Company’s current views with respect to future
events and financial performance, but involve uncertainties
that could significantly impact results. The Private Securities
Litigation Reform Act of 1995 provides a “safe harbor” for
such forward-looking statements.

MET PRO CORPORATION

MPR LISTED NYSE

www.met-pro.com

Financial Highlights
For FYE 1/31
(1) Excludes $2.2 million (net of tax) from the sale of real estate in FYE 2008
(2) Excludes $0.15 per share from the sale of real estate in FYE 2008
 2008
 2009
 83.2
 78.8
Total Shareholders’ Equity

 6.1
 4.5
Total Debt
 .63
 .65
Earnings Per Share, Diluted

 9.7
 9.9
Net Income
 $106.9
 $103.4
Net Sales
(1)
(2)
 .21

.23
Cash Dividend Paid Per Share
 0.6
 7.7
Share Repurchases

Millions ($)
 9.9
 12.1
Cash Flow from Operating Activities

120
100
80
60
40
Millions ($)
$87.7
$93.5
$106.9
$103.4
2006
2007
2008
2009

www.met-pro.com

Net Sales
For FYE 1/31

For FYE 1/31

18
16
14
12
10
8
6
Percentage (%)
11%
11%
16.5%
13.6%
2006
2007
2008
2009

www.met-pro.com

Operating Margins
(a) Excludes 3.3% from the sale of real estate in FYE 2008
13.2%
(a)

For FYE 1/31

Dollars ($)
0.90
0.70
0.50
0.30
$0.48
$0.46
$0.78
$0.63 (a)
$0.65
2006
2007
2008
2009

www.met-pro.com

Diluted EPS
(a) Excludes $0.15 per share from the sale of real estate in FYE 2008

For FYE 1/31

15.0
12.0
9.0
6.0
3.0
0.0
Millions ($)
2006
2007
2008
2009

Met-Pro rewarded shareholders with $11.0 million of share repurchases and dividends in FYE 2009

www.met-pro.com

Cash Flow from Operating Activities
$4.4
$3.9
$9.9
$12.1

First Quarter - FYE 2010
Ended 4/30
(a) Includes pension, healthcare and stock option expenses in the first quarter ended April 30,
 2009 and proceeds received from a legal settlement in the first quarter ended April 30, 2008.
 On an aggregate basis, these various items amount to $0.04 per share.

2008
 2009
 $0.07
Diluted EPS
$ 1.9
 $ 1.0
Net Income
$22.7
 $19.6
Net Sales
$0.13
(a)
Millions ($)

MET PRO CORPORATION

MPR LISTED NYSE

www.met-pro.com

Strong Financial Condition
$1.81
per share
Total Debt
Total Assets
Shareholders Equity

Cash
4.9
104.4
79.2
26.4
Millions ($)
4/30/09
$
$
$
$
Debt to Equity
Ratio = 6.2%

0.25
0.20
0.15
0.10
0.05
0.00
Dollars ($)
2006
2007
2008
2009
2010

www.met-pro.com

34 Straight Years of Dividends
• First quarter dividend of $0.06 per share paid on March 12, 2009
• A 9.1% increase over the prior year first quarter dividend

• Dividends have been increased for 7 consecutive years
For FYE 1/31
$.178
$.191
$.207
$.230
$.060
projected
Current Yield = 2.8%

“Your Company made significant progress…”

The Year in Review

www.met-pro.com

MET PRO CORPORATION
MPR LISTED NYSE

www.met-pro.com

Overview
• Over $100 million in sales for second consecutive year
• Record net income and fully diluted earnings per share
• Gross margins increased 90 basis points
• Operating margins increased 40 basis points
• Increased operating cash flows 23% to a record $12.1
 million
• Strongest balance sheet in the Company’s history
(a)
(a) Excludes gain from the sale of real estate in FYE 2008

Overview
• Implemented our first lean manufacturing program
• Improved our manufacturing flexibility
• Benefited from efficiency improvements and lower
 costs realized through:
 – Facility/organization consolidations
 – Global sourcing
 – More effective logistics
• Increased global sales coverage

SILENCER NOZZLE
FAN STATIC PRESSURE POINT (TYP-UNDER EACH FAN)
VFD CABINET
BYPASS DAMPER
SYSTEM STATIC PRESSURE POINTS
TEST DUCT
INLET DAMPER

www.met-pro.com

New Products
Launched the
Smart System™
energy-saving
laboratory
exhaust system

MET PRO CORPORATION

MPR LISTED NYSE

Demo - MFA vs PID (small).vi
MFA vs. PID
Process
2nd Order Process
SP(%)
PV(%)
OP(%)
50
MFA
PID

www.met-pro.com

New Products
Field tested an
advanced
control system
to reduce
scrubber
chemical
consumption

MET PRO CORPORATION

MPR LISTED NYSE

Duall

www.met-pro.com

New Products
Upgraded our
BIO-PRO™
biological
scrubber
product line

MET PRO CORPORATION

MPR LISTED NYSE

Filter Klear

www.met-pro.com

New Products
Developed a nano-
technology based
chemical cleaning
system for:
• Commercial printing
• Plating

New Products
Completed the
development of
the world’s most
extensive line of
mag-drive “All-
FRP” pumps

MET PRO CORPORATION

MPR LISTED NYSE

CARBON

www.met-pro.com

New Products
Supported the
development of
technology to
monitor water
system
corrosion

MET PRO CORPORATION

MPR LISTED NYSE

TEMPLE UNIVERSITY

TEMPLE UNIVERSITY
INCORPORATED MAY 12, 1888
PERSEVERANTIA VINCIT
Of The Commonwealth System Of Higher Education

www.met-pro.com

New Products
Became a
member of a
University/Industry
Cooperative
Research
Consortium

Russell Indexes

April 30, 2009

Russell 3000® Index

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

Statistics	Russell 3000 Index
Capitalization Statistics (in billions)	
Average Market Cap ($-Wtd)	57.038
Median Market Cap	0.606
Largest Company by Market Cap	331.750
Fundamental Characteristics	
Price/Book	1.88
Dividend Yield	2.35
P/E Ex-Neg Earnings	12.47
Lt Growth Forecast-IBES (%)	10.13
EPS Growth-5 Years	15.01

Total Returns %

Russell 3000
Return
12
0
-12
-24
-36
-48
YTD

Top 10 Holdings
EXXON MOBIL CORP
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GENERAL ELECTRIC CO
JPMORGAN CHASE & CO
CISCO SYSTEMS INC

Top 10 Performers	Ticker	Return
DENDREON CORP	DNDN	404.76
BORDERS GROUP INC	BGP	333.33
AVANEX CORP	AVNX	303.07
ARBOR REALTY TRUST INC	ABR	290.28
SUNRISE SENIOR LIVING	SRZ	275.00
MGM MIRAGE	MGM	259.66
CBL & ASSOC PPTYS INC	CBL	236.44
PIER 1 IMPORTS INC	PIR	233.93
VALASSIS COMMUNICATIONS	VCI	229.30
DOLLAR THRIFTY AUTO	DTG	224.14

Copyright © Russell Investments 2009. All rights reserved. This material is proprietary and may not be reproduced, transferred or distributed in any form without prior written permission from Russell Investments. Russell Investments reserves the right at any time and without notice to change, amend, or cease publication of the information. It has been prepared solely for informative purposes. It is made available on an "as is" basis without warranty. Nothing in this publication is intended to constitute legal, tax, securities or investment advice, not an opinion regarding the appropriateness of any investment, nor a solicitation of any type. The index is unmanaged and cannot be invested in directly. Russell Investments is the owner of the trademarks, service marks and copyrights related to its indexes. Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company. Returns represent past performance and are not a guarantee of future performance.

Sectors - Russell Method Largest 5 Sectors by Weight	Sectors - ICB Method Largest 5 Sectors by Weight	Sectors - GICS Method Largest 5 Sectors by Weight
Technology	Technology	Information Technology
Financial Services	Financials	Health Care
Health Care	Industrials	Financials
Consumer Discretionary and Services	Health Care	Energy
Consumer Staples	Consumer Services	Industrials

Russell Investments

www.met-pro.com

Third Party Recognition
 Met-Pro added to the
 broad market Russell®
 3000 Index

MET PRO CORPORATION

MPR LISTED NYSE

WHAT TO BUY TECH•REITS•ASIA
WELLS FARGO ONE SMART BANK
VISA CREDIT: THE LEAST OF ITS PROBLEMS
GE: IT'S WORSE THAN YOU THINK
Forbes
The Other Economy
BEYOND WALL STREET THERE'S STILL CASH, JOBS AND GROWTH
200 BEST SMALL COMPANIES

200 Best Small Companies | RANKINGS

200 Best Small Companies | RANKINGS

Meridian Bioscience	68	36	112	71	5
Met-Pro	159	145	178	168	54
Metalico	40	69	11	85	12

www.met-pro.com

Third Party Recognition
 Met-Pro recognized
 for third consecutive
 year as one of
 America’s “200 Best
 Small Companies”
 by Forbes magazine

 According to Forbes,
 these companies “are
 the strongest small
 public outfits in a very
 tough time”

MET PRO CORPORATION

MPR LISTED NYSE

start-it
THE POWER OF PARTNERSHIPS
2008 FACTBOOK
I HISTORICAL DATA
PAGE 4
II START-IT 125
PAGE 28
III INDUSTRY VERTIC
FACTBOOK 2008 • INDUSTRY VERTICALS
start-it
INDUSTRIAL MACHINERY
927 SASA Industrie SA Industrial Machinery
946 CPAC Inc. Industrial Machinery
949 Met-Pro Corp. Industrial Machinery
952 Key Technology Inc. Industrial Machinery
988 Fuel Tech Inc. Industrial Machinery

www.met-pro.com

Third Party Recognition
 Met-Pro recognized for
 second consecutive year as
 one of America’s “Top Small
 to Midsize Manufacturers”
 by Start-It magazine

 According to Start-It,
 this list highlights
 “top small to midsize
 manufacturers chosen by
 revenue” in the industrial
 machinery sector of
 “discrete industries”

"The upcoming year will present new challenges…"

Looking Ahead

www.met-pro.com

Looking Ahead

• Maintain flexibility and resourcefulness to respond
 accordingly to economic conditions
• Prepare ourselves for the recovery
• Exercise sound financial management
 – Continue to deploy cash on a basis consistent with
 our strategy and long-term objectives

Looking Ahead
• Utilize our strong balance sheet to support
 investments to:
 – Further enhance our efficiency initiatives
 – Develop/acquire exciting new products
 – Pursue acquisition opportunities

Looking Ahead
• Capitalize on global niche-oriented growth
 opportunities through:
 – Strong customer focus
 – Geographic expansion
 – Increased penetration in existing niche-markets
 – Global penetration in new niche-markets
 – New product introductions
 – Accretive acquisitions and/or technology licensing

Looking Ahead
• Continue to expand operating margin through:
 – Pricing power
 – Single source solutions
 – Global sourcing
 – Volume discounts
 – Consolidation
 – Leveraged operating expenses
 – Improved project execution

Summary
Over the long-term, we are confident
that your Company is well positioned
to capitalize on the very powerful
trends toward global environmental
stewardship, energy efficiency,
and process improvement